Annual Report
NEW JERSEY
TAX-FREE
BOND FUND

FEBRUARY 28, 2003
T. ROWE PRICE(R)

TABLE OF CONTENTS
Highlights                                             1
Portfolio Manager's Report                             2
   Market Environment                                  2
   Municipal Market News                               3
   New Jersey Market News                              3
   Portfolio Strategy                                  4
   Outlook                                             6
Performance Comparison                                 8
Financial Highlights                                   9
Statement of Net Assets                               10
Statement of Operations                               16
Statement of Changes  in Net Assets                   17
Notes to Financial Statements                         18
Report of Independent Accountants                     22
Tax Information                                       23
About the Fund's Trustees and Officers                24

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HIGHLIGHTS
o During the six-month and one-year periods ended February 28, municipal bonds generated solid results as interest rates declined and investor demand increased.

o The New Jersey Tax-Free Bond Fund generated returns that handily exceeded those of its Lipper peer group for both the 6- and 12-month periods.

o A combination of duration and credit strategy, coupled with the fund's below-average expense ratio, benefited results.

o    Prudent  risk  analysis,  a  diversified   portfolio,   and  a  disciplined
     investment approach are essential in what may be a challenging envi-ronment ahead.

PERFORMANCE COMPARISON
Periods Ended 2/28/03                  6 Months     12 Months
New Jersey Tax-Free Bond Fund             3.51%         7.83%
Lipper New Jersey Municipal
Debt Funds Average                        2.37          5.90


PRICE AND YIELD                         8/31/02       2/28/03

Price Per Share                          $11.70        $11.84
Dividends Per Share
   For 6 Months                           0.27          0.27
   For 12 Months                          0.54          0.54
30-Day Dividend Yield*                    4.59%         4.43%
30-Day Standardized
Yield to Maturity                         3.73          3.44


* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.

PORTFOLIO MANAGER'S REPORT
     Tax-free municipal bonds and your fund posted strong returns in the 6- and 12-month periods ended February 28, 2003. Economic sluggishness, fears of a U.S.-led war against Iraq, and weak equity markets combined to keep demand strong for municipals. Interest rates, which briefly reached historic lows in early October, fell across all maturities in the last six months, with short- and intermediate-term rates declining more than long term. For the year, investment-grade corporate and municipal securities outperformed their lower-quality counterparts, as investors--shell-shocked by corporate scandals in the first half of our fiscal year--preferred bonds with the least credit risk.

MARKET ENVIRONMENT
     One year ago, the consumer-driven U.S. economy--supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity--appeared to be recovering from the 2001 recession. As 2002 progressed, however, a string of events injected uncertainty into financial markets and weighed on confidence, thereby slowing the pace of economic growth. Finally, heightened fears of terrorism, harsh winter weather, and the increased likelihood of war brought the economy to a virtual standstill in early 2003. Throughout this period, investors sought the relative safety of fixed-income securities, which briefly drove long-term interest rates to historically low levels in early October.

The following table was depicted as a graph in the printed material.

             new jersey
2/28/2002       5.06
                5.3
                5.12
5/31/2002       5.13
                5.05
                4.91
8/31/2002       4.85
                4.63
                4.98
11/30/2002      5.01
                4.8
                4.89
2/28/2003       4.73

     Continuing geopolitical and economic uncertainties along with the Federal Reserve's low federal funds rate (the Fed reduced the target rate from 1.75% to 1.25% in early November, its only move in 2002) kept interest rates depressed through February. Short- and intermediate term tax-free rates--which closely tracked the fed funds rate--declined approximately 25 to 50 basis points over the last six months; long-term rates fell to a lesser extent. One hundred basis points equal one percentage point.) For the 12-month period, intermediate-term tax-free rates dropped approximately100 basis points, while long-term rates slipped only about 30 to 50 basis points.

MUNICIPAL MARKET NEWS

     Despite the robust performance of municipal securities, the taxable Treasury market outpaced municipals over both the 6- and 12-month periods. As a result, tax-free yields reached historically attractive levels compared with their taxable counterparts. Ten-year and longer municipal yields approached parity with Treasuries and sustained this relationship for much of the past six months.

     An abundance of new municipal issuance in 2002 may have contributed to the historically cheap levels of tax-free yields. Supply in 2002 topped $350 billion, surpassing the previous annual record by more than $60 billion, and low quality securities struggled in 2002's credit-sensitive environment. Airline-related municipals lagged markedly as both US Airways and United Airlines filed for bankruptcy protection from creditors during the year. Many states faced budget crunches as the economic slowdown and equity market weakness combined to reduce tax receipts significantly below estimates.

NEW JERSEY MARKET NEWS

     While fiscal year 2003, with its $1.3 billion shortfall, was difficult for New Jersey, fiscal year 2004 will be even more trying. The state faces an estimated structural budget gap of about 21% of its appropriations. Since each year's budget must be balanced, lawmakers must soon make difficult decisions. We are also concerned about what may prove to be optimistic expectations for growth in gross income taxes and sales and use taxes to balance the budget at 7.6% and 4.8%, respectively. As with many states experiencing budgetary shortfalls, we're concerned that state leaders will balance budgets through short-term strategies that, over the longer term, will erode financial well-being.

     On an optimistic note, the state reported that new business filings reached an all-time high during calendar year 2002, an increase of 13% over 2001. Even with an increase in business liquidations, there was a net gain of 6,000 new businesses. New business filings are of interest since they can be indicative of changes in business confidence and the local economic climate.

     Moody's Investors Service currently rates the state's general obligation debt at Aa2, which is roughly comparable to the AA rating from Standard & Poor's. Although S&P feels the state's situation has stabilized, Moody's is maintaining its OnegativeO outlook on the rating, suggesting it believes a downgrade is more likely than an upgrade over the next several years.

PORTFOLIO STRATEGY
     The fund once again handily outperformed its Lipper peer group average for both the six-month and one-year periods with returns of 3.51% and 7.83%, respectively. (See the Performance Comparison table on page 1.) The fund's one-year results ranked solidly in the top quartile of the Lipper New Jersey municipal peer group.

PORTFOLIO CHARACTERISTICS
Periods Ended                           8/31/02       2/28/03
Weighted Average
Maturity (years)                           16.9          15.7

Weighted Average Effective
Duration (years)                            6.4           5.9

Weighted Average Quality *                  AA-           AA-

* Based on T. Rowe Price research.

     Demand for New Jersey bonds remained strong over the past six months as investors sought alternatives from beleaguered equity markets. While returns were positive across the yield curve, bonds maturing in 20 years fared best over the past six months, and 15-year maturities performed best over the year. The curve continued to steepen over the past year, as it had the year before, due to greater demand for shorter maturities and particularly because the Fed was expected to leave short-term rates low for the foreseeable future. In addition, as interest rates continued to decline, investors became even more cautious of inherent duration risk in bonds with longer maturities. (Duration is a measure of a bond or bond fund's interest rate sensitivity. For example, a fund with a six-year duration should rise or fall 6% in response to a one-percentage-point change in interest rates.)

     Our management of interest rate exposure was fairly measured over the course of the year. The portfolio's duration at the beginning of the year was
6.6 years and its weighted average maturity was 17.0 years. However, as the year progressed and rates continued their decline, an increasing number of bonds in the portfolio began pricing to their call dates, which shortened the fund's effective duration. In addition, the fund's weighted average maturity declined as we reduced our weighting in bonds with maturities greater than 25 years and reinvested proceeds in bonds with 15- to 20-year maturities. By the end of our fiscal year, duration and weighted average maturity declined to 5.9 years and
15.7 years, respectively. We are comfortable with this posture as interest rates remain in a very low range.

TOP 5 SECTORS
                                     Percent of    Percent of
                                     Net Assets    Net Assets
                                        8/31/02       2/28/03
-------------------------------------------------------------
General Obligation - Local                  16%           15%
Prerefunded Bonds                            9            14
Educational Revenue                         11            12
Hospital Revenue                            10             9
Lease Revenue                                6             7

     The fund's strong returns were attributable to several key factors. First, results were enhanced by overweighting both 15-year and 20-year securities. Second, the fund's weighted average quality remained high at AA-. Avoiding lower-rated bonds was beneficial as they underperformed the general market. The airline sector in particular was extremely volatile and has remained depressed since the terrorist attacks of September 2001. Fortunately, the fund's exposure to this sector was minor with only one holding directly guaranteed by an airline. Third, we decreased our exposure in OtobaccoO bonds that generate revenues from cigarette sales set forth by the Master Settlement Agreement. The decision to lower our exposure proved beneficial as the sector underperformed due to a supply demand imbalance. However, toward the end of the reporting period, we reinvested in the sector after yields moved significantly higher. Fourth, fund returns benefited from a number of holdings being pre-refunded. In the last six months, prerefunded bonds increased five percentage points, to 14% of total net assets, and were the portfolio's second largest sector weighting at the end of the reporting period. Finally, low expenses continued to aid our performance relative to competitor funds.

OUTLOOK
     Our outlook remains little changed from six months ago. Historically low yields and high risk aversion make us cautious that interest rates may return to a more typical, higher range. We expect supply in the municipal market to be less than in 2002 but still relatively high. States and local municipalities are increasingly turning to the credit markets to fund capital projects that just a few years ago would have been funded with available cash. Any quick resolution of the seemingly ever-present geopolitical tensions will almost certainly reduce the Owar premiumO for municipal bonds, resulting in lower bond prices and higher yields. Even though the municipal market is not presently expecting Congress to eliminate double taxation of dividends--one of President Bush's proposals--in the near future, such legislation could be disadvantageous for tax-free bonds.

     Nevertheless, our long-term outlook for interest rates remains balanced for a number of reasons, not the least of which is the high degree of uncertainty regarding the pace of economic recovery. Geopolitical issues, particularly the prospect or actuality of war with Iraq, have lingered and may persist in the market for the foreseeable future. Furthermore, a fundamental asset allocation shift by investors toward fixed income should underpin demand if the economy takes a turn for the better. Long-term rates seem less vulnerable than short-term rates as historically steep yield curves in both taxable and tax-exempt markets may provide a cushion for longer maturities. Finally, the Federal Reserve, intent on maintaining price stability, absent recent oil-related price spikes, has largely stamped out inflation, the archenemy of bond investors.

     The credit outlook, particularly for states that are highly dependent on income and capital gains taxes, should remain challenging. We will vigilantly review any risks to your portfolio with comprehensive credit analysis and position it optimally for the weeks and months ahead. We believe this new credit environment demonstrates the appropriateness of our investment style and underscores the value of our independent research. Prudent risk analysis, a diversified portfolio, and a disciplined investment approach are essential in what may be a challenging environment ahead.

Respectfully submitted,

/s/

Konstantine B. Mallas

Chairman of the Investment Advisory Committee
March 10, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

                                          Lipper New Jersey
               Lehman Brothers            Municipal Debt           New Jersey
               Municipal Bond Index       Funds Average            Tax-Free Fund
2/28/1993      10000                      10000                    10000
2/28/1994      10553.9                    10536.9                  10596.9
2/28/1995      10752.5                    10602.5                  10635.8
2/29/1996      11940.4                    11613.9                  11770.3
2/28/1997      12598                      12160.2                  12308.4
2/28/1998      13749.7                    13206.5                  13445.2
2/28/1999      14594.9                    13912.8                  14226.9
2/29/2000      14291.1                    13321.6                  13650
2/28/2001      16054.5                    14905.4                  15312.3
2/28/2002      17152.2                    15809.1                  16301.1
2/28/2003      18467.3                    16824.8                  17577.7


AVERAGE  ANNUAL COMPOUND TOTAL RETURN
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate

Periods Ended 2/28/03              1 Year    3 Years    5 Years    10 Years

New Jersey Tax-Free Bond Fund       7.83%      8.80%      5.51%       5.80%

Investment return and principal value represent past performance and will vary. Shares may be worth more or lessat redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS                                   Year
                                                     Ended
                                 2/28/03   2/28/02   2/28/01   2/29/00   2/28/99
NET ASSET VALUE
Beginning of period              $ 11.50   $ 11.33   $ 10.62   $ 11.62   $ 11.51
Investment activities
  Net investment income (loss)      0.54      0.54      0.55      0.54     0.55*
  Net realized and
  unrealized gain (loss)            0.34      0.17      0.71    (1.00)      0.11

  Total from
  investment activities             0.88      0.71      1.26    (0.46)      0.66
Distributions
  Net investment income           (0.54)    (0.54)    (0.55)    (0.54)    (0.55)

NET ASSET VALUE
END OF PERIOD                    $ 11.84   $ 11.50   $ 11.33   $ 10.62   $ 11.62


RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN^                      7.83%     6.46%    12.18%   (4.06)%    5.81%*
.................................................................................
Ratio of total expenses to
average net assets                 0.59%     0.60%     0.63%     0.65%    0.65%*
.................................................................................
Ratio of net investment
income (loss) to average
net assets                         4.63%     4.80%     5.04%     4.84%    4.72%*
.................................................................................
Portfolio turnover rate            14.7%     17.0%     24.6%     50.2%     25.5%
................................................................................
Net assets, end of period
(in thousands)                  $148,333  $129,504  $121,824  $104,298  $121,637

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.65% contractual expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW JERSEY  TAX-FREE  BOND FUND
--------------------------------------------------------------------------------
                                                               February 28, 2003
STATEMENT OF NET ASSETS

                                                               Par         Value
                                                                 In thousands
NEW JERSEY 92.6%
Bordentown Sewage Auth., 5.50%, 12/1/25
 (FGIC Insured)                                             $1,300        $1,395
Burlington County Bridge Commission,
 GO, 5.25%, 8/15/19                                            825           891
Cape May PCR, Atlantic City Electric
        6.80%, 3/1/21 (MBIA Insured)                         1,520         1,967
Egg Harbor Township School Dist., GO
        5.00%, 7/15/16 (FGIC Insured)                        1,250         1,357
Essex County, GO, 5.75%, 10/1/30
 (FGIC Insured)                                              1,500         1,658
Gloucester County Improvement Auth., IDRB
     Waste Management, 6.85%, 12/1/09                        1,100         1,233
Hopewell Valley Regional School Dist., GO
        5.00%, 8/15/15 (FGIC Insured)                        2,000         2,145
Hudson County Improvement Auth., GO,
 Union City Lease Project
        5.20%, 7/15/24 (FGIC Insured)                        2,000         2,091
Jersey City, GO, 5.00%, 3/1/12
 (AMBAC Insured)                                             1,500         1,670
Mercer County Public Improvement Auth.,
 GO, 5.75%, 9/15/16                                          2,000         2,291
Middlesex County Utilities Auth., 6.25%,
 8/15/10 (MBIA Insured)                                        500           583
Morris County, GO, 5.25%, 11/15/20                             725           770
New Jersey, GO
        5.00%, 8/1/22 (FGIC Insured)                         1,500         1,565
        5.50%, 5/1/17 (Prerefunded 5/1/10 )                  1,000         1,155
        7.05%, 7/15/12 (Prerefunded 7/15/05 )+/-             1,335         1,528
New Jersey Building Auth., 5.375%, 6/15/19                   3,000         3,200
New Jersey Economic Dev. Auth.
        5.25%, 6/15/19 (AMBAC Insured)                       1,500         1,614
        6.00%, 5/1/16 (FSA Insured)                          1,000         1,156
Continental Airlines, 7.00%, 11/15/30+/-                     1,000           722
 Educational Testing, 4.75%, 5/15/25 (MBIA
Insured)                                                     1,950         1,962
 Franciscan Oaks, 5.75%, 10/1/23                               375           330
 Harrogate
        5.50%, 12/1/06                                         400           427
        5.65%, 12/1/08                                         200           214
        5.75%, 12/1/16                                         500           502
        5.875%, 12/1/26                                      1,000           961
Kapkowski Road Landfill
        Zero Coupon, 4/1/10
        (Escrowed to Maturity)                               1,025           813
        5.75%, 10/1/21                                         250           248

T. ROWE PRICE NEW JERSEY  TAX-FREE  BOND FUND
--------------------------------------------------------------------------------

                                                               Par         Value
                                                                 In thousands

     Keswick Pines, 5.75%, 1/1/24                           $  850        $  777
     Lawrenceville School, 5.75%, 7/1/16                     2,000         2,255
     Masonic Charity Foundation
        5.50%, 6/1/31                                        1,000         1,053
        6.00%, 6/1/25                                        1,000         1,113
     N.J. American Water Company
        6.875%, 11/1/34 (FGIC Insured)+/-                    1,000         1,099
     Presbyterian Homes at Montgomery, 6.375%, 11/1/31         800           805
     St. Barnabas Health Care System
        Zero Coupon, 7/1/16 (MBIA Insured)                   3,500         2,002
     The Evergreens, 6.00%, 10/1/22                            965           932
     The Seeing Eye, 6.20%, 12/1/24                          1,000         1,126
     Waste Management, 4.00%, 10/31/04+/-                      200           203
     Winchester Gardens at Ward Homestead
        8.625%, 11/1/25                                        500           531
New Jersey EFA
        5.00%, 9/1/19 (FSA Insured)                          1,365         1,433
        5.00%, 9/1/22 (AMBAC Insured)                        1,500         1,562
        5.125%, 9/1/15 (FSA Insured)                         1,300         1,419
        5.375%, 7/1/17 (FGIC Insured)                        1,330         1,476
     Monmouth Univ.
        5.25%, 7/1/09                                          480           526
        5.60%, 7/1/12                                          450           485
     Princeton Univ.
        VRDN (Currently 1.05%)                                 800           800
        5.875%, 7/1/14 (Prerefunded 7/1/04 ) **              1,050         1,117
     Ramapo College, 5.00%, 7/1/25 (AMBAC Insured)             600           617
     Rider Univ., 5.00%, 7/1/17 (RAA Insured)                  500           529
     Rowan College
        5.25%, 7/1/22 (FGIC Insured)                         1,175         1,253
        6.00%, 7/1/21 (AMBAC Insured)
        (Prerefunded 7/1/06 )                                1,000         1,152
     Stevens Institute of Technology, 5.375%, 7/1/11           585           639
New Jersey Environment Infrastructure Trust
        5.25%, 9/1/20                                        1,500         1,608
        6.30%, 4/1/10 (Prerefunded 4/1/04 )                  1,180         1,270
        6.375%, 4/1/11 (Prerefunded 4/1/04 )                   200           216

T. ROWE PRICE NEW JERSEY  TAX-FREE  BOND FUND
--------------------------------------------------------------------------------

                                                               Par         Value
                                                                 In thousands
New Jersey HFFA
     Atlantic City Medical Center, 5.75%, 7/1/25            $2,000        $2,063
     Catholic Health East, 5.375%, 11/15/33                    750           754
     Hackensack Univ. Medical
Center, 6.00%, 1/1/34                                        1,750         1,821
     Irvington General Hosp.
        5.875%, 8/1/06 (Prerefunded 8/1/04 )                   435           472
        6.375%, 8/1/15 (Prerefunded 8/1/04 )                   500           547
     Kennedy Health Systems, 5.50%, 7/1/21                   1,000         1,031
     Robert Wood Johnson Univ.
Hosp., 5.75%, 7/1/25                                         1,500         1,605
     South Jersey Hosp., 5.875%, 7/1/21                      2,250         2,314
     St. Peters Univ. Hosp., 6.875%, 7/1/30                  1,000         1,074
     Trinitas Hosp.
        6.00%, 7/1/14                                          750           776
        6.00%, 7/1/20                                          570           573
New Jersey Higher Ed. Assistance Auth.
        5.80%, 6/1/16 (MBIA Insured)+/-                        945         1,012
        6.00%, 6/1/15 (MBIA Insured)+/-                      2,000         2,206
New Jersey Highway Auth., Garden State
 Parkway, 5.75%, 1/1/13                                      2,000         2,281
New Jersey Housing & Mortgage Fin. Agency
     Multi-Family
        5.20%, 5/1/14 (FSA Insured)                          1,995         2,173
        5.50%, 5/1/22 (FSA Insured)+/-                         495           520
        5.55%, 11/1/09 (FSA Insured)                         1,000         1,121
        5.70%, 5/1/20 (FSA Insured)                            580           623
        6.25%, 11/1/26 (FSA Insured)                         1,000         1,085
     Single Family Housing
        5.70%, 10/1/17 (MBIA Insured)                        1,500         1,609
        5.90%, 10/1/29 (MBIA Insured)+/-                       560           586
        6.35%, 10/1/27 (MBIA Insured)+/-                     1,675         1,750
New Jersey Sports & Exhibition Auth., Monmouth Park
        8.00%, 1/1/25 (Prerefunded 1/1/05 )                    650           743
New Jersey Transit Corp., 5.50%, 2/1/08
 (AMBAC Insured)                                             3,000         3,416
New Jersey Transportation Trust Fund Auth.
        5.125%, 6/15/15 (Prerefunded 6/15/09 )               1,635         1,855
        6.00%, 12/15/19 (MBIA Insured)
        (Prerefunded 12/15/11 )                              1,250         1,505

T. ROWE PRICE NEW JERSEY  TAX-FREE  BOND FUND
--------------------------------------------------------------------------------

                                                               Par         Value
                                                                 In thousands
New Jersey Turnpike Auth.
        5.50%, 1/1/25 (MBIA Insured)                        $1,025        $1,093
        5.75%, 1/1/10 (MBIA Insured)                         1,000         1,161
North Hudson Sewage Auth.
        Zero Coupon, 8/1/20 (MBIA Insured)                   2,350         1,067
        5.25%, 8/1/18 (FGIC Insured)                         2,000         2,185
Ocean County, GO
        5.125%, 9/1/18                                       1,590         1,711
        5.35%, 12/1/17 (Prerefunded 12/1/09 )                1,695         1,973
Ocean County Utilities Auth., 6.30%, 1/1/11
 Prerefunded 1/1/05 )                                        1,300         1,433
Port Auth. of New York & New Jersey
        VRDN (Currently 1.15%)                               2,100         2,100
        5.00%, 12/15/24 (AMBAC Insured)+/-                   1,500         1,538
        5.125%, 1/15/36+/-                                   1,000         1,005
        5.875%, 9/15/15 (FGIC Insured)+/-                    1,000         1,118
        6.125%, 7/15/22+/-                                   1,000         1,064
        6.125%, 6/1/94                                       1,000         1,178
        6.50%, 7/15/19 (FGIC Insured)+/-                       500           546
        6.75%, 10/1/11+/-                                    1,000         1,048
Rutgers Univ., VRDN (Currently 1.05%)                        1,300         1,300
Salem County PCR
     E. I. Du Pont, 6.50%, 11/15/21+/-                       2,000         2,024
     PSEG Power, 5.75%, 4/1/31+/-                            1,000           989
     Public Service Electric & Gas Co.
        6.25%, 6/1/31 (MBIA Insured)                         1,500         1,618
South Brunswick Township Board of Ed., GO
        6.40%, 8/1/09 (FGIC Insured)
        (Prerefunded 8/1/05 )                                1,250         1,403
        6.40%, 8/1/10 (FGIC Insured)
        (Prerefunded 8/1/05 )                                1,500         1,684
South Jersey Transportation Auth.,
 Raytheon Aircraft Service
        6.15%, 1/1/22+/-                                       660           652
Tobacco Settlement Fin. Corp.
        5.75%, 6/1/32                                          500           467
        6.00%, 6/1/37                                          650           569
Union County, GO, 5.00%, 3/1/17                              1,500         1,615
Univ. of Medicine & Dentistry, 5.00%, 12/1/31
 (AMBAC Insured)                                             1,000         1,026

T. ROWE PRICE NEW JERSEY  TAX-FREE  BOND FUND
--------------------------------------------------------------------------------

                                                               Par         Value
                                                                 In thousands
Wanaque Valley Regional Sewage Auth., GO
        5.75%, 9/1/18 (AMBAC Insured)                       $3,115        $3,677
Winslow Township Board of Ed., GO
        5.20%, 8/1/16 (FGIC Insured)                         2,010         2,203
Total New Jersey (Cost  $126,925)                                        137,408

DELAWARE  0.7%
Delaware River & Bay Auth.
        5.50%, 1/1/15 (AMBAC Insured)                          500           555
        5.50%, 1/1/16 (AMBAC Insured)                          500           556
Total Delaware (Cost  $995)                                                1,111

PENNSYLVANIA  0.8%
Delaware River Joint Toll Bridge
 Commission, 5.00%, 7/1/28                                   1,140         1,153
Total Pennsylvania (Cost  $1,118)                                          1,153

PUERTO RICO  4.7%
Children's Trust Fund, 6.00%, 7/1/26
Prerefunded 7/1/10 )                                         1,500         1,791
Puerto Rico, GO
        5.00%, 7/1/27                                        1,500         1,510
        6.45%, 7/1/17 (Prerefunded 7/1/04 )                    500           543
Puerto Rico Electric Power

Auth., 5.00%, 7/1/08                                         1,500         1,665
Puerto Rico Highway & Transportation Auth.
        5.00%, 7/1/36                                          500           504
        5.50%, 7/1/18                                          500           545
Puerto Rico Infrastructure Fin.
Auth., 7.50%, 7/1/09                                            75            77
Puerto Rico Public Buildings Auth., GO
        Zero Coupon, 7/1/31 (AMBAC Insured)                    500           313
Total Puerto Rico (Cost  $6,433)                                           6,948

T. ROWE PRICE NEW JERSEY  TAX-FREE  BOND FUND
--------------------------------------------------------------------------------

                                                               Par         Value
                                                                 In thousands
Total Investments in Securities
98.8% of Net Assets (Cost  $135,471)                                    $146,620

Futures Contracts

                                             Contract     Unrealized
                               Expiration      Value      Gain (Loss)
                               ----------   ----------    -----------
                                                  In thousands

Short, 2 Municipal Bond
 Index Futures cntracts,
 $50,000 of 5.875%
 New Jersey EFA,
Princeton Univ. Bonds
 pledged as initial margin     3/03         $(208)        $(6)
Net payments (receipts) of
 variation margin to date                                   5
Variation margin receivable (payable)
on open futures contracts                                                    (1)

Other Assets Less Liabilities                                              1,714

NET ASSETS                                                              $148,333
Net Assets Consist of:
Undistributed net investment income (loss)                              $     86
Undistributed net realized gain (loss)                                   (2,557)
Net unrealized gain (loss)                                                11,143
Paid-in-capital applicable to 12,524,189 no par value shares of beneficial interest outstanding; unlimited number of
shares authorized                                                        139,661

NET ASSETS                                                              $148,333

NET ASSET VALUE PER SHARE                                               $  11.84

+/-  Interest subject to alternative minimum tax
** All or a portion of this security is pledged to cover margin requirements on futures contracts at February 28, 2003
+    Used in determining portfolio maturity AMBAC AMBAC Assurance Corp.
EFA  Educational Facility Authority
FGIC Financial Guaranty Insurance Company
FSA  Financial Security Assurance Inc.
GO   General Obligation
HFFA Health Facility  Financing  Authority IDRB Industrial  Development  Revenue
     Bond
MBIA MBIA Insurance Corp.
PCR  Pollution Control Revenue
RAA  Radian Asset Assurance Inc.
VRDN Variable-Rate Demand Note#

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW JERSEY TAX FREE BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
In thousands                                                                Year
                                                                           Ended
                                                                         2/28/03

INVESTMENT INCOME (LOSS)
Interest income                                                         $ 7,210
Expenses
  Investment management                                                     581
  Custody and accounting                                                    100
Shareholder servicing                                                        87
  Prospectus and shareholder reports                                         16
  Legal and audit                                                            13
  Trustees                                                                    6
  Registration                                                                2
  Proxy and annual meeting                                                    1
  Miscellaneous                                                               4
  Total expenses                                                            810
  Expenses paid indirectly                                                   (2)
  Net expenses                                                              808
Net investment income (loss)                                              6,402

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities                                                                315
  Futures                                                                   (27)
  Net realized gain (loss)                                                  288
Change in net unrealized gain or loss
  Securities                                                              3,848
  Futures                                                                    (6)
  Change in net unrealized gain or loss                                   3,842
Net realized and unrealized gain (loss)                                   4,130

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                  $10,532

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
In thousands                                                 Year
                                                            Ended
                                                          2/28/03        2/28/02
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                           $ 6,402       $  6,076
  Net realized gain (loss)                                   288            422
  Change in net unrealized gain or loss                    3,842          1,443
  Increase (decrease) in net assets from operations       10,532          7,941
Distributions to shareholders
  Net investment income                                   (6,378)        (6,049)
Capital share transactions *
  Shares sold                                             29,173         23,030
  Distributions reinvested                                 5,006          4,806
  Shares redeemed                                        (19,504)       (22,048)
  Increase (decrease) in net assets from capital
  share transactions                                      14,675          5,788

NET ASSETS
Increase (decrease) during period                         18,829          7,680
Beginning of period                                      129,504        121,824

END OF PERIOD                                           $148,333       $129,504

*Share information
    Shares sold                                            2,517          2,019
    Distributions reinvested                                 431            422
    Shares redeemed                                       (1,687)        (1,935)
    Increase (decrease) in shares outstanding              1,261             50

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
                                                               February 28, 2003
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 the 1940 Act). The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991. The fund seeks to provide the highest level of income exempt from federal and New Jersey state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade, New Jersey municipal bonds.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION Debt securities are generally traded in the over the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     PREMIUMS AND DISCOUNTS Premiums and discounts on municipal securities are amortized for financial reporting purposes.

     EXPENSES PAID Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits, which totaled $2,000 for the year ended February 28, 2003.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Payments

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------

     ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     FUTURES CONTRACTS During the year ended February 28, 2003, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $27,974,000 and $19,977,000, respectively, for the year ended February 28, 2003.

 NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     Distributions during the year ended February 28, 2003 totaled $6,378,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2003, the tax-basis components of net assets were as follows:

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------


     Unrealized appreciation                                       $ 11,635,000
     Unrealized depreciation                                           (514,000)
     Net unrealized appreciation (depreciation)                      11,121,000
     Undistributed tax-exempt income                                     10,000
     Capital loss carryforwards                                      (2,459,000)
     Paid-in capital                                                139,661,000

     Net assets                                                    $148,333,000

     The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2003, the fund utilized $307,000 of capital loss carryforwards. As of February 28, 2003, the fund had $1,347,000 of capital loss carryforwards that expire in 2008, and $1,112,000 that expire in 2009.

     For the year ended February 28, 2003, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of market discount at time. Results of operations and net assets were not affected by these reclassifications.

     Undistributed net investment income                            $   (12,000)
     Undistributed net realized gain                                      6,000
     Paid-in  capital                                                     6,000

     At February 28, 2003, the cost of investments for federal income tax purposes was $135,493,000.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------

     monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At February 28, 2003, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $47,000.

     In  addition,  the fund has  entered  into  service  agreements  with Price
     Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled $126,000 for the year ended February 28, 2003, of which $10,000 was payable at period-end.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of New Jersey Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Jersey Tax Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the OFundO) at February 28, 2003, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as Ofinancial statementsO) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 19, 2003

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------

TAX INFORMATION  (UNAUDITED) FOR THE TAX YEAR ENDED  2/28/03

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $6,382,000 which qualified as exempt-interest dividends.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. (OT. Rowe PriceO); OinsideO trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202

INDEPENDENT TRUSTEES

NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                 DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

Anthony W. Deering            Director, Chairman of the Board, President, and
(1/28/45)                     Chief Executive Officer, The Rouse Company, real
1986                          estate developers; Director, Mercantile Bank
                              (as of 4/03)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1/27/43)                     acquisition and management advisory firm
2001

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(4/9/38)                      Resources Corp. (5/00 to present), and Pacific
2001                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

F. Pierce Linaweaver          President,F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                     consulting environmental and civil engineers
1986

Hanne M. Merriman             Retail Business Consultant; Director, Ann Taylor
(11/16/41)                    Stores Corp., Ameren Corp., Finlay Enterprises,
2001                          Inc., The Rouse Company, and US Airways Group,Inc.

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                    a real estate investment company; Senior Advisor
1992                          and Partner, Blackstone Real Estate Advisors,
                              L.P.; Director, AMLI Residential Properties Trust,
                              Host Marriott Corp., and The Rouse Company

Hubert D. Vos                 Owner/President, Stonington Capital Corp., a
(8/2/33)                      private investment company
2001

Paul M. Wythes                Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                     capital limited partnership, providing equity
2001                          capital to young high-technology companies through
                              out the United States; Director, Teltone Corp.

* Each independent trustee oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
INSIDE TRUSTEES

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
 Portfolios Overseen]         Directorships of Other Public Companies

William T. Reynolds           Director and Vice President, T. Rowe Price and T.
(5/26/48)                     Rowe Price Group, Inc.; Director, T. Rowe Price
1991                          Global Asset Management Limited
[37]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, and Vice
1986                          President, T. Rowe Price Group, Inc.; Chairman of
[105]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Investment
                              Services, Inc., T. Rowe Price Retirement Plan
                              Services, Inc., and T. Rowe Price Services, Inc.;
                              Chairman of the Board, Director, President, and
                              Trust Officer, T. Rowe Price Trust Company;
                              Director, T. Rowe Price International, Inc., and
                              T. Rowe Price Global Investment Services Limited;
                              Chairman of the Board, State Tax-Free Income Trust

M. David Testa                Chief Investment Officer, Director, and Vice
(4/22/44)                     President, T. Rowe Price; Vice Chairman of the
1997                          Board, Chief Investment Officer, Director, and
[105]                         Vice President, T. Rowe Price Group, Inc.;
                              Director, T. Rowe Price Global Asset Management
                              Limited and T. Rowe Price Global Investment
                              Services Limited; Chairman of the Board and
                              Director, T. Rowe Price International, Inc.;
                              Director and Vice President, T. Rowe Price
                              Trust Company

*    Each inside trustee serves until the election of a successor.

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                 PRINCIPAL OCCUPATION(S)

Linda A. Brisson (7/8/59)                Vice President, T. Rowe Price and
Vice President, State Tax-Free           T. Rowe Price Group, Inc.
 Income Trust

Steven G. Brooks, CFA (8/5/54)           Vice President, T. Rowe Price and
Vice President, State Tax-Free           T. Rowe Price Group, Inc.
 Income Trust

Joseph A. Carrier (12/30/60)             Vice President, T. Rowe Price, T. Rowe
Treasurer, State Tax-Free Income Trust   Price Group, Inc., and T. Rowe Price
                                         Investment Services, Inc.

Jonathan M. Chirunga (2/2/66)            Assistant Vice President, T. Rowe Price
Vice President, State Tax-Free
 Income Trust

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
OFFICERS CONTINUED)

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                 PRINCIPAL OCCUPATION(S)

Maria H. Condez (4/3/62)                 Employee, T. Rowe Price
Assistant Vice President,
 State Tax-Free Income Trust

G. Richard Dent (11/14/60)               Vice President, T. Rowe Price and
Vice President, State Tax-Free           T. Rowe Price Group, Inc.
 Income Trust

Charles B. Hill (9/22/61)                Vice President, T. Rowe Price and
Vice President, State Tax-Free           T. Rowe Price Group, Inc.
 Income Trust

Henry H. Hopkins (12/23/42)              Director and Vice President, T. Rowe
Vice President, State Tax-Free           Price Group, Inc., T. Rowe Price
 Income Trust                            Investment Services, Inc., T. Rowe
                                         Price Services, Inc., and T. Rowe Price
                                         Trust Company; Vice President, T. Rowe
                                         Price, T. Rowe Price International,
                                         Inc., and T. Rowe Price Retirement Plan
                                         Services, Inc.

T. Dylan Jones (2/7/71)                  Employee, T. Rowe Price
Assistant Vice President,
  State Tax-Free Income Trust

Marcy M. Lash (1/30/63)                  Vice President, T. Rowe Price
Vice President, State Tax-Free
  Income Trust

Alan D. Levenson (7/17/58)               Vice President, T. Rowe Price and
Vice President, State Tax-Free           T. Rowe Price Group, Inc.
 Income Trust

Patricia B. Lippert (1/12/53)            Assistant Vice President, T. Rowe Price
Secretary, State Tax-Free Income Trust   and T. Rowe Price Investment Services,
                                         Inc.

Joseph K. Lynagh, CFA (6/9/58)           Vice President, T. Rowe Price and
Executive Vice President,                T. Rowe Price Group, Inc.
 State Tax-Free Income Trust

Konstantine B. Mallas (5/26/63)          Vice President, T. Rowe Price and
Vice President, State Tax-Free           T. Rowe Price Group, Inc.
 Income Trust

James M. McDonald (9/29/49)              Vice President, T. Rowe Price,
Vice President, State Tax-Free           T. Rowe Price Group, Inc., and
 Income Trust                            T. Rowe Price Trust Company

Hugh D. McGuirk (7/6/60)                 Vice President, T. Rowe Price and
Vice President, State Tax-Free           T. Rowe Price Group, Inc.
 Income Trust

David S. Middleton (1/18/56)             Vice President, T. Rowe Price, T. Rowe
Controller, State Tax-Free               Price Group, Inc., and T. Rowe Price
 Income Trust                            Trust Company


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------

OFFICERS (CONTINUED)

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                 PRINCIPAL OCCUPATION(S)

Mary J. Miller (7/19/55)                 Vice President, T. Rowe Price and
President, State Tax-Free                T. Rowe Price Group, Inc.
 Income Trust

Timothy G. Taylor (9/15/75)              Employee, T. Rowe Price
Assistant Vice President,
 State Tax-Free Income Trust

Edward A. Wiese, CFA (4/12/59)           Vice President, T. Rowe Price, T. Rowe
Vice President, State Tax-Free           Price Group, Inc., and T. Rowe Price
 Income Trust                            Trust Company; Director, Vice
                                         President, and Chief Investment
                                         Officer, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
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INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     IN PERSON.  Available  in T. Rowe Price  Investor  Centers.  Please  call a
     service   representative   at   1-800-225-5132   or   visit   the   Web  at
     www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

     AUTOMATED  24-HOUR SERVICES  INCLUDING  TELE*ACCESS<168>and  Account Access
     through   the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
     www.troweprice.com.

     AUTOMATIC INVESTING. From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

     IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

     INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENTINFORMATION

     CONSOLIDATED STATEMENT. Overview of all of your accounts. Shareholder Reports. Manager reviews of their strategies and results.

     T. ROWE PRICE REPORT. Quarterly investment newsletter.

     PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

     INSIGHTS. Educational reports on investment strategies and markets.

     INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

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T. ROWE PRICE PLANNING TOOLS AND SERVICES
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T. ROWE PRICE RETIREMENT SERVICES

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800 IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES

     T. ROWE PRICE<168> RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     ROLLOVER INVESTMENT SERVICE* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA REBALANCING SERVICE. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     QUALITY INFORMATION. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

     INVESTMENT VEHICLES
     INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
     NO-LOAD VARIABLE ANNUITIES
     SMALL BUSINESS RETIREMENT PLANS

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE MUTUAL FUNDS
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STOCK FUNDS                    BLENDED ASSET FUNDS       MONEYMARKET FUNDS
DOMESTIC                       (CONTINUED)               TAXABLE
Blue Chip Growth*              Retirement 2020           Prime Reserve
Capital Appreciation           Retirement 2030           Summit Cash Reserves
Capital Opportunity            Retirement 2040           U.S. Treasury Money
Developing Technologies        Retirement Income         TAX-FREE
Diversified Small-             Tax-Efficient Balanced    California Tax-Free
 Cap Growth                                                Money
Dividend Growth                BOND FUNDS                Maryland Tax-Free Money
Equity Income*                 DOMESTIC TAXABLE          New York Tax-Free Money
Equity Index 500               Corporate Income          Summit Municipal Money
Extended Equity Market         GNMA                        Market
 Index                         High Yield*               Tax-Exempt Money
Financial Services             Inflation Protected       INTERNATIONAL/
Growth & Income                 Bond                     GLOBAL FUNDS
Growth Stock*                  New Income*               STOCK
Health Sciences                Short-Term Bond           Emerging Europe &
Media & Telecommun-            Spectrum Income            Mediterranean
 cations                       Summit GNMA               Emerging Markets Stock
Mid-Cap Growth*                U.S. Bond Index           European Stock
Mid-Cap Value*                 U.S. Treasury             Global Stock
New America Growth              Intermediate             Global Technology
New Era                        U.S. Treasury Long-Term   International Discovery
New Horizons                   DOMESTIC TAX-FREE         International Equity
Real Estate                    California Tax-Free        Index
Science & Technology*           Bond                     International Growth &
Small-Cap Stock*               Florida Intermediate       Income*
Small-Cap Value*                Tax-Free                 International Stock*
Spectrum Growth                Georgia Tax-Free Bond     Japan
Tax-Efficient Growth           Maryland Short-Term       Latin America
Tax-Efficient Multi-Cap         Tax-Free Bond            New Asia
 Growth                        Maryland Tax-Free Bond    Spectrum International
Total Equity Market Index      New Jersey Tax-Free       BOND
Value*                          Bond                     Emerging Markets Bond
                               New York Tax-Free Bond    International Bond*s
BLENDED ASSET FUNDS            Summit Municipal Income
Balanced                       Summit Municipal
Personal Strategy Balanced      Intermediate
Personal Strategy Growth       Tax-Free High Yield
Personal Strategy Income       Tax-Free Income*
Retirement 2010                Tax-Free Intermediate
                                Bond
                               Tax-Free Short-
                                Intermediate
                               Virginia Tax-Free Bond


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing. T. Rowe Price Investment Services, Inc. 100 East Pratt Street, Baltimore, MD 21202

30041                                                           F47-050  2/28/03